Premier, Inc. Company Overview July 2021 Exhibit 99.1

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation that are not statements of historical or current facts, such as those related to expected growth opportunities in each of Premier’s business segments and the ability to realize such opportunities, strategic priorities to advance Premier’s business, Premier's unique positioning to deliver stockholder value and long-term sustainable growth, the expected financial and operational impacts of the COVID-19 pandemic, targeted multi-year revenue growth rate in Premier’s Performance Services segment, the expected multi-year compound annual growth rate for consolidated net revenue, adjusted EBITDA and adjusted EPS beginning in fiscal 2022, capital deployment, the payment of future dividends, free cash flow generation, and the matters discussed on the “Our Value Proposition” slide are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of Premier’s Form 10-K for the fiscal year ended June 30, 2020 and Form 10-Q for the quarter ended March 31, 2021, each filed with the SEC and available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation includes certain “adjusted” or “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Today’s Agenda Business Overview 1 Positioned to Deliver Shareholder Value 2 Engaged Board with Strong Governance Practices 3 ESG Leadership Core to Business 4 Financial Profile 5

Business Overview

Collaborate through unique member alignment to innovate and drive meaningful change Anticipate change and well-positioned to respond to market trends Provide innovative, comprehensive solutions using technology, including AI and machine learning, services and market-leading analytics to drive clinical and financial improvement Maintain strong balance sheet with financial flexibility to support capital deployment priorities Well-positioned to capitalize on growth opportunities and maintain market-leading position through further penetration of supply chain and enterprise analytics markets Uniquely Positioned to Deliver Value

Three regional GPOs merged to form Premier Premier Overview: A Leading Healthcare Solutions Company Founded in 1996 Publicly traded since 2013 Headquartered in Charlotte, NC Approximately 2,200 employees Through technology enablement, partnership and collaboration, we are innovating to improve and accelerate the delivery of high-quality, cost-effective healthcare. Initial public offering Board of Directors became majority independent; completed shift away from “controlled company” status Simplified corporate structure through elimination of dual-class structure; initiated quarterly cash dividend Mike Alkire became CEO 1996 October 2013 July 2020 August 2020 May 2021

Wrap-Around Consulting Services Provide Comprehensive Technology-Enabled Solutions Through Integrated Platform Member Network, Data & Technology, Embedded Field Force 1 2 Supply Chain Services Performance Services Enable and support members to safely reduce costs, gain transparency and ensure resiliency Provide actionable intelligence to achieve improved outcomes, sustainable financial performance and success in new payment models Direct Sourcing (contract manufactured product sales) Technology & Analytics (SaaS subscriptions and license fees) Consulting & Collaboratives (fee-for-service and service subscriptions) Group Purchasing (supplier-paid administrative fees)

Large National Footprint with Meaningful Scale Geographically diversified with 4,100+ hospitals and 200,000+ other providers and organizations Access to clinical data on 45%+ of U.S. hospital discharges Capture $67+ billion in supply chain spend Manage ~2,800 GPO contracts with 1,370+ suppliers Note: All data updated annually and as of fiscal year ended June 30, 2020, except supply chain spend which is for the year ended December 31, 2019.

Unique Member Alignment and Collaboration Viewed by ~90% of members as a strategic partner or extension of their organization Three-year average GPO retention rate of 98% and SaaS institutional renewal rate of 96% Achieved Net Promoter Score of 70+ Advisory committees with ~140 participating hospital and health system members Co-develop and co-invest alongside members in creating solutions to transform healthcare delivery Note: Data updated annually and as of fiscal year ended June 30, 2020

Our Customers Integrated Platform and Technology Capabilities Deliver Actionable Insights and Meaningful Solutions Purchasing Billing Financial Clinical Claims Other Data Solutions Delivered Data Sources Device Manufacturers Providers and Their Health Plans Employers & Payors Pharma Supply Chain Cost Management Population Health Clinical Intelligence Pharmacy Consulting Proprietary Technology/AI and Wrap-around Services

Mike Alkire President and CEO 16 years Premier, 16 years healthcare Cap Gemini Ernst & Young Leigh Anderson President, Performance Services 8 years Premier, 24 years healthcare informatics Hospital Corporation of America, HealthTrust, GHX David Hargraves Senior Vice President, Supply Chain Services 6 years Premier, 18 years supply chain University of Pittsburgh Medical Center (UPMC) David Klatsky General Counsel 5 years Premier, 30 years healthcare McDermott, Will & Emery Joe Machicote Chief Diversity and Inclusion Officer 30 years DEI&B and human resources Erickson Living, Snyder’s-Lance, Compass Group Craig McKasson Chief Administrative and Financial Officer 24 years Premier, 27 years healthcare Ernst & Young Lindsay Powers Senior Vice President, People 5 years Premier, 17 years human resources Ettain Group, Family Dollar Stores Experienced Leadership Team

Positioned to Deliver Stockholder Value

Well-Positioned for Emerging Healthcare Trends Substantially improving provider IT infrastructure and performance with predictive analytics, actionable data and enhanced workflow solutions Continued focus on overall healthcare cost management Increasing employer, payer and life sciences interaction with providers for cost and quality outcomes improvement Advancing the shift to value-based care and risk assumption by providers 1 2 3 4 5 Increased focus on creating a more geographically diverse and transparent healthcare supply chain

Strategic Priorities to Advance Our Business Grow GPO portfolio and expand high-compliance purchasing programs Technology-enable all aspects of healthcare supply chain Co-own and co-manage member supply chain outcomes to drive further efficiencies and savings Continue to provide integrated analytics, workflow technology and advisory services Expand data and technology platform alongside machine-learning capabilities Further expand into new markets through Contigo Health and applied sciences businesses Accelerate and support transition to value-based payment models Enable Clinical Improvement Through Data Analytics and Wrap-Around Services Extend End-to-End Supply Chain Capabilities

Medical-surgical portfolio Pharmacy program Non-acute portfolio Contract compliance Physician preference Regional contracts Specialty portfolios Leverage member GPO relationships Expanding Supply Chain Services Capabilities for Visibility to Total Spend Member Value SCS Growth Opportunities Purchased Services Technology to manage full supply chain spend, including transaction fee potential Visibility to, and processing of, all spend Co-management (1) Total GPO (Group Purchasing Organization) purchasing volume by all members participating in GPO for calendar year 2019. (2) Premier estimate of member GPO spend that could potentially be managed if Premier expanded capabilities in certain areas. Refer to “Forward-Looking Statements” on slide 2 of this presentation. Core GPO Today Supply Chain Spend Coverage & Market Expansion Purchased Services / Shared Services $67B(1) $120B` $200B(2) Current and future total potential spend management opportunities with existing members Total Addressable Market: help display idea that the market size increases from what we are today ($67B) to what we can achieve ($200B) Today Future

Today Data management Performance analytics Benchmarking Clinical decision support Consulting services Front office automation Integration into physician workflow Real-time claims adjudication Applied research and analytics Provider and patient engagement Clinical trials services Healthcare Data, Analytics & Consulting Payor / Prior Authorization Market Life Sciences Analytics Market Direct-to-Employer / Benefits Design TPA services Health plan administration services Centers of Excellence $347M Fiscal 2020 Revenue Targeting multi-year, mid-to-high single-digit revenue CAGR* Performance Services Expanding into Adjacent Markets to Drive Long-Term Growth Providers + Payors + Life Sciences + Employers *Beginning in fiscal 2022 and excluding impact of COVID-19 pandemic on business Future ability slide: Help show where we want to be in the future. From bottom left to top right Future

Engaged Board with Strong Governance Practices

Corporate Governance Highlights Data management Performance analytics Benchmarking Clinical decision support Consulting services Board comprised of 15 directors, eight are independent Separate CEO and Board Chair positions; bylaws provide for Lead Independent Director Majority independent board since July 31, 2020; key board committees all independent ~27% of the board are comprised of women and/or are racially diverse Hired Chief Diversity & Inclusion Officer as member of executive team Board refreshed to bring in new perspectives Since 2019, three additional independent directors, of which one is female Three member directors resigned in July 2020 Michael Alkire promoted to CEO effective May 1, 2021 and serves as a Board director Completed shift away from “controlled-company” status in 2020 Eliminated dual-class share structure and meaningfully simplified ownership structure and financial reporting with single, equal class of shares Terminated tax receivable agreements; paying out related obligations over a 5-year period; expected to enhance financial and balance sheet flexibility No poison pill in place Majority Independent Leadership and Oversight Continued Focus on Board Refreshment Simplified Corporate Structure

Photo Board Member Age Board Tenure Primary Occupation Key Skills / Qualifications Outside Director   Michael J. Alkire 58 < 1 President and CEO Nearly 30 years of operational, technology and business development leadership experience; joined Premier in 2003 --   Terry Shaw 58 8 Board Chair; President & Chief Executive Officer, AdventHealth 36 years of healthcare industry experience with finance background; leadership experience at a large healthcare system ✓   William E. Mayer 81 8 Lead Independent Director; Founder, Park Avenue Equity Partners 35 years of experience in financial and senior executive positions and public company board experience ✓   Barclay E. Berdan 68 5 CEO, Texas Health Resources 44 years of healthcare industry experience; served in executive positions at large healthcare systems ✓   John Bigalke 66 2 CEO of Second Half Healthcare Advisors Financial, corporate accounting, business development and leadership experience; serving on audit committees at other public and private companies ✓   Helen M. Boudreau 55 1 Former COO of Bill & Melinda Gates Medical Research Institute Financial background more than 20 years in the healthcare industry; serves as chair of audit committees and on compensation committees for other public and private companies; NACD Directorship Certified ✓   Stephen R. D'Arcy 66 8 Partner, Quantum Group Financial, corporate accounting, business development and leadership experience; serving on audit committees at other public/private companies ✓   Jody R. Davids 65 6 Retired; former SVP and Chief Information Officer at PepsiCo Information technology, cybersecurity risk management, supply chain, logistics and distribution and executive leadership experience ✓ A “Fit-for-Purpose” Board of Directors

Photo Board Member Age Board Tenure Primary Occupation Key Skills / Qualifications Outside Director   Peter S. Fine 69 8 President & CEO, Banner Health 43 years healthcare industry experience and executive leadership experience at large healthcare system ✓   David Langstaff 67 5 EVP, Leadership, The Aspen Institute Former CEO of technology company; prior board and committee service with other publicly traded companies ✓   Marc D. Miller 51 6 President and CEO, Universal Health Services 25 years healthcare industry experience and public company leadership experience ✓   Marvin R. O'Quinn 69 6 President and COO, CommonSpirit Health 41 years healthcare industry experience and leadership experience serving in executive positions at large healthcare systems ✓   Scott Reiner 57 5 CEO, Adventist Health 32 years healthcare industry experience including leadership experience at large healthcare systems as well as a nursing background and leading clinical functions ✓   Richard J. Statuto 64 8 Former President and CEO of Bon Secours Health System 35 years healthcare industry experience and leadership experience at large healthcare systems ✓   Ellen C. Wolf 67 8 Former SVP and CFO of American Water Works Company Financial, corporate accounting, business development and leadership experience; served on audit and compensation committees of other company boards ✓ … Each Director Bringing Highly Relevant Skills & Experience

Diversity of Background and Expertise to Drive Stakeholder Value Director Independent Executive Leadership Healthcare Industry Digital Technology Operations Treasury Capital Allocation Finance / Accounting / Auditing M&A / Corporate Development Corporate Governance Supply Chain / Logistics Risk Assessment and Management Michael J. Alkire ✓ ✓ ✓ ✓ ✓ ✓ Terry Shaw ✓ ✓ ✓ ✓ ✓ ✓ ✓ William E. Mayer ✓ ✓ ✓ ✓ ✓ ✓ ✓ Barclay E. Berdan ✓ ✓ ✓ John Bigalke ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Helen M. Boudreau ✓ ✓ ✓ ✓ ✓ ✓ Stephen R. D'Arcy ✓ ✓ ✓ ✓ ✓  ✓ ✓ Jody R. Davids ✓ ✓ ✓ ✓  ✓ Peter S. Fine ✓ ✓ ✓ David Langstaff ✓ ✓ ✓ ✓ ✓ ✓ ✓ Marc D. Miller ✓ ✓ ✓ Marvin R. O'Quinn ✓ ✓ ✓ Scott Reiner ✓ ✓ ✓ Richard J. Statuto ✓ ✓ ✓ ✓ ✓ Ellen C. Wolf ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

Compensation Plan Designed to Deliver Long-term Stockholder Value Executive compensation program designed to attract and retain exceptional and diverse talent and drive sustainable financial and operational performance to achieve short- and long-term goals Compensation Committee engages with independent third-party compensation advisor to determine most effective ways to motivate and incentivize management to accomplish specific short- and long-term objectives Objective, tailored metrics with challenging performance targets chosen annually to align compensation program with strategic priorities Compensation Committee selected revenue, adjusted EBITDA, member quality and cost, and key strategic milestones as fiscal 2021 performance metrics in annual incentive plan to drive top- and bottom-line financial growth, quality of care and cost performance of member hospital systems, and key operational and strategic milestones Equity incentive plan for fiscal 2021 includes 60% performance shares and 40% time-based restricted stock units (RSUs) Performance shares awarded based on three-year adjusted EPS performance RSUs intended to drive retention and vest on the third anniversary of the grant date Stock ownership requirements for Board directors and executive officers to better align interests with stockholders Directors and executive officers beneficially own ~1.3 million shares, or ~1.0% of shares outstanding, of PINC common stock on combined basis* * As of May 31, 2021; according to the rules adopted by the SEC, a person is a beneficial owner of securities if the person or entity has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, conversion of a security or otherwise.

ESG Practices Core to Sustainable, Long-term Success

Sustainable Business Practices to Drive Success Promote sound governance Enhanced Diversity, Equity, Inclusion and Belonging program for all Premier employees Long-standing, robust Supplier Diversity program Maintain income equality and enhance diversity in recruiting and promoting exceptional talent Collaborate with members to incorporate environmentally preferred purchasing and energy efficiency initiatives into products selection process Named one of World’s Most Ethical Companies* for 13 consecutive years *The Ethisphere Institute®, 2020 Furthering our mission to improve the health of our communities

Leading Through COVID-19 Pandemic Leveraging relationships at every level of supply chain to enable access to supplies, intelligence and technology Supporting members through: Supply chain and pharmacy Technology and data Care delivery and operations Securing critically needed PPE and other high-demand supplies for members Expediting contracting process Identifying new sources of supply Co-investing with members in domestic manufacturing Uniquely positioned as trusted partner in connecting healthcare community Providers, suppliers, manufacturers, distributors, life sciences companies and government agencies Demonstrates value of capabilities, promotes deeper and more integrated partnerships, and advances long-term positioning

Driving Success Through Strong Employee Engagement Outperformed global benchmarks related to diversity, equity, inclusion and belonging in workplace Leadership team received high marks outperforming global benchmarks for response to the pandemic and support of team Recently hired chief diversity and inclusion officer as member of executive team Employee engagement remains strong with increases in all major drivers of engagement over past year

Our Long-Standing Diversity, Equity, Inclusion and Belonging Pillars Central to Our Mission Diversity, Equity, Inclusion and Belonging strategy based on four foundational pillars designed to accelerate how we provide health and wellness solutions and drive health equity in an increasingly diverse world 1 2 3 4 Leadership and Culture People and Workplace Community Development Supplier Diversity Our Mission: To improve the health of communities

Committed to Supporting DEI&B Inside and Outside Premier Well-established Diversity, Equity, Inclusion and Belonging (DEI&B) strategy for all Premier employees Fiscal 2021 enhancements: Hired Chief Diversity & Inclusion Officer as a member of executive team Multiple DEI&B learning and development programs,10 employee resource groups with ~20% of employees engaged and supported by DEI&B Leadership Council Daily activities and open engagement programs designed to enhance effective and sensitive communications skills Implemented robust Supplier Diversity program more than 20 years ago Suppliers help members improve quality of life in communities where they serve and create jobs and socio-economic development Committed to helping minority, women and veteran-owned business and small business enterprises compete, grow and thrive

Financial Profile

Strong Foundation Positions Premier for Long-Term, Sustainable Growth CAGR: 11% CAGR: 9% CAGR: 13% Consolidated Net Revenue** (in millions) Adjusted EBITDA** (in millions) Adjusted Fully Distributed EPS** *Premier’s targeted multi-year compound annual growth rate does not include the impact of potential future material capital deployment. **Reflects continuing operations excluding specialty pharmacy business that was divested in June 2019. Refer to Appendix for a reconciliation of non-GAAP to GAAP equivalents. Recurring and visible revenue High customer retention rates Generate strong free cash flow Maintain strong balance sheet Multiple growth drivers Built core “chassis” Beginning in fiscal 2022 and adjusted for anticipated impact of COVID-19 pandemic on business, expect to target multi-year compound annual growth rate in mid-to-high single-digits for consolidated net revenue, adjusted EBITDA and adjusted EPS* FY13 FY20 FY13 FY20 FY13 FY20

Ample Capacity to Support Capital Deployment Priorities * As of March 31, 2021, $1.0B credit facility had an outstanding balance of $200 million; company subsequently repaid $75 million of balance in April 2021. **Non-GAAP adjusted EBITDA and free cash flow figures are for fiscal years ended June 30. Refer to Appendix for reconciliations of non-GAAP to GAAP metrics. $125M $875M (in millions) Capital Deployment Priorities Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Returning capital to stockholders through quarterly cash dividend payment Expect to generate free cash flow of ~35% to 45% of adjusted EBITDA going forward

Summary

Our Value Proposition Executing on strategy to provide differentiated value to healthcare providers and other customers by delivering innovative solutions to improve healthcare quality and reduce overall costs Generate strong free cash flow and maintain flexible balance sheet to support balanced approach to capital deployment priorities Well-positioned for long-term growth through further penetration of supply chain and enterprise analytics markets and acquisitions to enhance capabilities and maintain market leadership position 2 3 1

Appendix

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Fiscal Year 2013 Pro Forma Adjustments Fiscal year 2013 results are presented on a pro forma basis to reflect the following to provide a more indicative comparison between current and prior periods: The contractual requirement under the GPO participation agreements to pay each member owner revenue share from Premier LP equal to 30% of all gross administrative fees collected by Premier LP based upon purchasing by such member owner's member facilities through Premier LP's GPO supplier contracts. Historically, Premier LP did not generally have a contractual requirement to pay revenue share to member owners participating in its GPO programs, but paid semi-annual distributions of partnership income. Additional U.S. federal, state and local income taxes with respect to its additional allocable share of any taxable income of Premier LP. A decrease in noncontrolling interest in Premier LP from 99% to approximately 78%.